SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                   BICO, INC.
             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
                 (State or other jurisdiction of incorporation)

        Pennsylvania                0-10822                       25-1229323
 ---------------------------   -------------------            -----------------
(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                   One Wakonda
                             Dove Canyon, California                92679
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

                                 (949) 509-9858
               -------------------------------------------------
               Registrant's telephone number, including area code

                             2275 Swallow Hill Road
                                   Bldg. 2500
                            Pittsburgh, Pennsylvania
                                      15220
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On January 25, 2005, BICO, Inc. announced that it has requested and received a seven-day extension of time from Amstrad, plc, for submitting a letter of credit to support its initial purchase of video webphones from Amstrad. The company's Exclusivity Agreement with Amstrad requires the company provide a letter of credit supporting its initial purchase of video webphones in order to remain the exclusive distributor of the Amstrad model E3 video webphone in the United States and Canada. This agreement extends the time for the company to provide such letter of credit to Amstrad from January 24, 2005 to January 31, 2005.

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits.

99.1     Press release of BICO dated January 25, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BICO, INC.
                                            (Registrant)


Date:  January 27, 2005                     By:  /s/  Richard M. Greenwood
                                               --------------------------------
                                                      Richard M. Greenwood
                                                      Chief Executive Officer
                                                      and President